UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

Atossa Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35610	26-4753208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1448 NW Market Street, Suite 500
Seattle, Washington		98107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 588-0256

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	ATOS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2026, Atossa Therapeutics, Inc., a Delaware corporation (the “Company”), held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on March 19, 2026, the record date for the Annual Meeting, there were 8,611,361 shares of common stock, par value $0.18 per share (the "Common Stock"), entitled to vote at the meeting.

At the Annual Meeting, each of the Company’s director nominees was elected and each of the other proposals voted on was approved. The final voting results are set forth below.

(i)
Election of Directors

The stockholders elected the three Class II directors by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
• Stephen J. Galli, M.D.	1,726,410	288,389	2,222,160
• Richard I. Steinhart	1,730,171	284,628	2,222,160
• Tessa Cigler, M.D., M.P.H.	1,750,694	264,105	2,222,160

(ii)
Ratification of Independent Auditor

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,714,889	370,496	151,574	0

(iii)
Approval of Amendment to the Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of the Common Stock, if Deemed Necessary or Appropriate by the Board

The stockholders approved an amendment to the Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio from 2:1 to 20:1, inclusive, if determined necessary or appropriate by the Board, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,336,815	1,866,873	33,271	0

(iv)
Advisory Vote on Executive Compensation

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,530,390	444,616	39,793	2,222,160

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atossa Therapeutics, Inc.

Date:	May 8, 2026	By:	/s/ Mark J. Daniel
Mark J. Daniel Chief Financial Officer